UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2007

BabyUniverse, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-32577	65-0797093
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1099 18th Street, Suite 1800

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 228-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On December 4, 2007, BabyUniverse, Inc. (the “Company”) engaged Ernst & Young LLP (“E&Y”) as its registered independent public accounting firm. E&Y has served as the independent registered public accounting firm for eToys Direct, Inc., which was acquired by the Company in a merger consummated on October 12, 2007. eToys Direct, Inc. was treated, for accounting purposes, as the surviving entity in the merger transaction. Consequently, the Company dismissed Singer Lewak Greenbaum & Goldstein, LLP (“Singer Lewak”) as its independent registered public accounting firm. The decision to change independent registered public accounting firms was approved by the Company’s Audit Committee.

The reports of Singer Lewak on the Company’s financial statements as of and for the fiscal years ended December 31, 2005 and December 31, 2006 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2005 and December 31, 2006, and the subsequent interim period through December 4, 2007, there were (1) no disagreements with Singer Lewak on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Singer Lewak, would have caused Singer Lewak to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Singer Lewak a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”), and requested that Singer Lewak furnish the Company with a letter addressed to the SEC stating whether Singer Lewak agrees with the statements made in this Current Report on Form 8-K and, if not, stating the aspects with which the firm does not agree. The Company will file a copy of such letter by amendment to this Current Report on Form 8-K within two business days of receipt.

During the fiscal years ended December 31, 2005 and December 31, 2006, and the subsequent interim period through December 4, 2007, the Company did not consult with E&Y regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BabyUniverse, Inc.

December 10, 2007	By:	/s/ Barry Hollingsworth
Name: Barry Hollingsworth
Title: Chief Financial Officer